UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 3, 2023

LIBERTY MEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35707	37-1699499
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Series A Liberty SiriusXM Common Stock	LSXMA	The Nasdaq Stock Market LLC
Series B Liberty SiriusXM Common Stock	LSXMB	The Nasdaq Stock Market LLC
Series C Liberty SiriusXM Common Stock	LSXMK	The Nasdaq Stock Market LLC
Series A Liberty Formula One Common Stock	FWONA	The Nasdaq Stock Market LLC
Series C Liberty Formula One Common Stock	FWONK	The Nasdaq Stock Market LLC
Series A Liberty Live Common Stock	LLYVA	The Nasdaq Stock Market LLC
Series C Liberty Live Common Stock	LLYVK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 3, 2023, in connection with the Reclassification (defined below), Liberty Media Corporation (the “Company”) entered into a Second Supplemental Indenture (the “Second Supplemental Indenture”) to that certain Indenture with U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as trustee, dated as of October 17, 2013 (as amended and supplemented by the Supplemental Indenture, dated as of April 15, 2016, the “Indenture”), related to the Company’s 1.375% Cash Convertible Senior Notes due 2023 (the “Notes”). Under the Indenture, the Notes were convertible into cash based on the product of the conversion rate specified in the Indenture and the basket of shares (the “Securities Basket”) of the Company’s former Series A Liberty SiriusXM common stock and former Series A Liberty Formula One common stock (“Former Liberty Series A tracking stock”).

As a result of the Reclassification, the Notes will be convertible into cash based on the product of the conversion rate specified in the Indenture (as amended and supplemented by the Second Supplemental Indenture) and the Securities Basket of the Company’s new Liberty SiriusXM common stock, new Liberty Formula One common stock and Liberty Live common stock, which replace the shares of Former Liberty Series A tracking stock that were reclassified in the Reclassification. The Second Supplemental Indenture amends the conversion, adjustment and other provisions of the Indenture to give effect to the Reclassification and the previously announced adjustments related to the redemptive split-off of Atlanta Braves Holdings, Inc. (“Atlanta Braves Holdings”) and provides that the conversion consideration due upon conversion of any Note shall be determined as if a reference in the Indenture to the Securities Basket consisting of Former Liberty Series A tracking stock were instead a reference to the Securities Basket, consisting of 1.0163 shares of new Series A Liberty SiriusXM common stock, 0.2547 of a share of new Series A Liberty Formula One common stock and 0.2650 of a share of Series A Liberty Live common stock.

The foregoing summary of the Second Supplemental Indenture does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Second Supplemental Indenture, which is filed as Exhibit 4.1 hereto.

Item 3.03 Material Modification of Rights of Security Holders

On August 3, 2023, the Company filed an amended and restated certificate of incorporation (the “Restated Charter”) with the Delaware Secretary of State, effective as of 5:00 p.m. New York City time, in order to complete the previously announced reclassification in which each outstanding share of the Company’s existing Liberty SiriusXM common stock and Liberty Formula One common stock were reclassified and three new tracking stocks (each with three series of common stock) (the “Reclassification”), designated new Liberty SiriusXM common stock, new Liberty Formula One common stock and Liberty Live common stock, were created. In the Reclassification, pursuant to the Restated Charter, each outstanding share of Liberty SiriusXM common stock was reclassified into one share of the corresponding series of new Liberty SiriusXM common stock and 0.2500 of a share of the corresponding series of Liberty Live common stock, and each outstanding share of Liberty Formula One common stock was reclassified into one share of the corresponding series of new Liberty Formula One common stock and 0.0428 of a share of the corresponding series of Liberty Live common stock, in each case, with cash paid in lieu of any fractional shares of Liberty Live common stock.

The Restated Charter sets forth the terms and the rights of holders of the new Liberty SiriusXM common stock, the new Liberty Formula One common stock and the Liberty Live common stock. Pursuant to the Restated Charter, the new Liberty SiriusXM common stock tracks the economic performance of the businesses, assets and liabilities attributed to the Company’s new Liberty SiriusXM Group, the new Liberty Formula One common stock tracks the economic performance of the businesses, assets and liabilities attributed to the Company’s new Formula One Group and the Liberty Live common stock tracks the economic performance of the businesses, assets and liabilities attributed to the Company’s Liberty Live Group.

The new Series A Liberty SiriusXM common stock, the new Series B Liberty SiriusXM common stock, the new Series C Liberty SiriusXM common stock, the new Series A Liberty Formula One common stock, the new Series C Liberty Formula One common stock, the Series A Liberty Live common stock and the Series C Liberty Live common stock are expected to begin trading on the Nasdaq Global Select Market on August 4, 2023 under the symbols “LSXMA,” “LSXMB,” “LSXMK,” “FWONA,” “FWONK,” “LLYVA” and “LLYVK,” respectively. The Series B Liberty Formula One common stock and the Series B Liberty Live common stock are expected to begin quotation on The OTC Markets on August 4, 2023 under the symbols “FWONB” and “LLYVB,” respectively.

The sections of Amendment No. 5 to the Company's Registration Statement on Form S-4 (File No. 333-268921), filed on June 8, 2023, entitled “Description of New Liberty SiriusXM Common Stock, New Liberty Formula One Common Stock and Liberty Live Common Stock Under the Liberty Media Restated Charter and Comparison to the Existing Liberty SiriusXM Common Stock and Liberty Formula One Common Stock Under Liberty Media’s Certificate of Incorporation” and “Other Provisions of the Liberty Media Restated Charter,” which describe certain provisions of the Restated Charter, are incorporated herein by reference. These descriptions are qualified in their entirety by reference to the full text of the Restated Charter, which is incorporated by reference as Exhibit 3.1 to this report on Form 8-K.

Item 8.01 Other Events.

On August 1, 2023, the Company issued a press release announcing that the conversion rate of its 1.375% Cash Convertible Senior Notes due 2023 has been adjusted in connection with the redemptive split-off of Atlanta Braves Holdings, a copy of which is filed herewith as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Additionally, in connection with the completion of the Reclassification and the entry into the Second Supplemental Indenture, the Company issued two press releases on August 3, 2023, copies of which are filed herewith as Exhibit 99.2 and Exhibit 99.3, respectively, and are incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Liberty Media Corporation, dated as of August 3, 2023.
4.1	Second Supplemental Indenture, dated as of August 3, 2023, among Liberty Media Corporation, as issuer, and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as trustee.
99.1	Press Release, dated August 1, 2023 (Split-Off Convertible Basket Adjustment).
99.2	Press Release, dated August 3, 2023 (Reclassification Completed).
99.3	Press Release, dated August 3, 2023 (Reclassification Convertible Basket Adjustment).
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2023

LIBERTY MEDIA CORPORATION

By:	/s/ Katherine C. Jewell
	Name:	Katherine C. Jewell
	Title:	Vice President